Rule 497(d)

                                     FT 800

              Supplement to the Prospectus dated December 19, 2003

         Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents will receive a concession or agency commission equal to 3.25%, 2.50% and 1.85% of the Public Offering Price per Unit for individual purchases of $250,000 but less than $500,000, $500,000 but less than $1,000,000 and $1,000,000 or more, respectively. In addition, dealers and other selling agents who, during any consecutive 12-month period, sell at least $100 million worth of primary market units of unit investment trusts sponsored by First Trust Portfolios L.P. will receive a concession of $1,000 in the month following the achievement of this level. In addition, for purposes of determining which firms are eligible to receive the additional volume sales concessions, eligible dealer firms and other selling agents include clearing firms that place orders with First Trust and provide First Trust with information with respect to the representatives who initiated such transactions. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to broker/dealer firms or firms who place orders through clearing firms that are eligible dealers. Prudential Investment Management Services LLC ("PIMS") will receive a concession on units of unit investment trusts sponsored by First Trust which are purchased using termination, redemption or exchange proceeds from trusts formerly sponsored by PIMS equal to $2 per $1,000 invested.

May 13, 2004